Exhibit 99.1

MURPHY OIL CORPORATION 1 www.murphyoilcorp.com NYSE: MUR ANNUAL MEETING OF STOCKHOLDERS & SUPPLEMENTAL MATERIAL EL DORADO, ARKANSAS MAY 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER

Cautionary Statement

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "resource", "gross resource", "recoverable resource", "net risked P_{MEAN} resource", "recoverable oil", "resource base", "EUR" or "estimated ultimate recovery" and similar terms that the SEC's rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website.

Forward-Looking Statements – This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as "aim", "anticipate", "believe", "drive", "estimate", "expect", "expressed confidence", "forecast", "future", "goal", "guidance", "intend", "may", "objective", "outlook", "plan", "position", "potential", "project", "seek", "should", "strategy", "target", "will" or variations of such words and other similar expressions. These statements, which express management's current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: our ability to complete the previously announced acquisition of the Gulf of Mexico assets or the Malaysia divestiture due to the failure to obtain regulatory approvals, the failure of the respective counterparties to perform their obligations under the relevant transaction agreements, the failure to satisfy all closing conditions, or otherwise, increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; natural hazards impacting our operations; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see "Risk Factors" in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website and from Murphy Oil Corporation's website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures – This presentation refers to certain forward looking non-GAAP measures such as future "Free Cash Flow" and future "EBITDA". Definitions of these measures are included in the appendix.

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 2

MURPHY OIL CORPORATION 3 www.murphyoilcorp.com NYSE: MUR Murphy Oil Corporation Continued Focus on Health, Safety & Environment Global Energy Needs Create a Long Runway for Oil & Natural Gas Portfolio Transformation for Long Term Value Long History of Rewarding Shareholders Strategy for Share Price Appreciation Preparing for Lower Carbon Future

MURPHY OIL CORPORATION 4 www.murphyoilcorp.com NYSE: MUR SUSTAINABILTY

MURPHY OIL CORPORATION 5 www.murphyoilcorp.com NYSE: MUR Published Inaugural Sustainability Report • Conducting Business in a Manner that Protects Health, Safety & Security of Our People • Committing to Minimize Environmental Impact • Investing in & Engaging with Local Communities • Improving ISS “ QualityScore ” Following Publication; Endorsed Proxy Agenda Sculpted by Third Party Standards

MURPHY OIL CORPORATION 6 www.murphyoilcorp.com NYSE: MUR Safety & Environment Performance Environment Highlights • Continuous Improvement Reducing Oil Spill Events • Focused on Managing Infrastructure Integrity • Gulf of Mexico Spill - Free Since Start of Tracking Safety Achievements • US Onshore Drilling Team 1.3 Years Recordable - Free • US Onshore Civil Works Team 3.6 Years Recordable - Free • Vietnam 6 Years Recordable - Free • Gulf of Mexico 6.5 Years Lost Time Accident - Free 0 500 1,000 1,500 2,000 2,500 2015 2016 2017 2018 Oil Spill > 1 Bbl per MMBOE Spill Volumes 0.00 0.20 0.40 0.60 0.80 1.00 1.20 MUR Total Incident Recordable Rate per 200,000 wk - hrs 2018 Peer Safety Performance 225,000 barrels of oil & produced water handled per day Peers: APC, DVN, ECA, EOG, HES, MRO, NBL, NFX, PXD, SWN, WLL

MURPHY OIL CORPORATION 7 www.murphyoilcorp.com NYSE: MUR Green House Gas Performance Portfolio & Operational Changes • Exiting High Green House Gas (GHG) Intensity Assets • Acquiring Lower GHG Intensity Assets • Incorporating Emissions Forecasting into Long Term Planning & Strategy • Reviewing Operational Practices • Monitoring Break - Through Technologies Thermal Imaging of Fuel Gas System 0 10,000 20,000 30,000 40,000 50,000 0 1 2 3 4 5 2014 2015 2016 2017 2018e 2018e* GHG Intensity, Metric Tons CO2e/MMBOE GHG Emissions, Million Metric Tons CO2e US Onshore US Offshore Canada Malaysia Intensity (Right Axis) GHG Emissions Metric tons CO2e/MMBOE *Includes LLOG + PAI; excludes Malaysia - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2017 Peer GHG Intensity MUR MUR ( - ) Malaysia MUR ( - ) Malaysia (+) LLOG + PAI Peers: APC, APA, CHK, COP, DVN, ECA, EOG, HES, MRO, NBL, OXY, PXD

MURPHY OIL CORPORATION 8 www.murphyoilcorp.com NYSE: MUR BUSINESS ENVIRONMENT

MURPHY OIL CORPORATION 9 www.murphyoilcorp.com NYSE: MUR International Energy Agency New Policies Scenario International Energy Agency (IEA) Scenarios • Current Policies (CP): No Change in Current Policies & No Enhanced Global Effort to Lower Emissions • New Policies (NP): Includes Announced Policies & Target in Paris Accord are Implemented • Sustainable Development (SD): Aggressive Policies Implemented to Meet Climate Change Goals (<2 ° C) 60 70 80 90 100 110 120 130 1990 2000 2010 2020 2030 2040 Historical Current Policies New Policies Sustainable Development World Oil Demand, MMBOPD Oil Demand is Higher than Last Year in 2040 CP & NP Scenarios 53% 0 50 100 150 200 250 300 350 400 450 Oil Gas Coal Nuclear Hydro Bioenergy Renewables % Oil & Gas 54% 54% Energy Demand by Fuel in 2040, MMBOEPD 44% 53% 57% Source: IEA World Energy Outlook 2018 Source: IEA World Energy Outlook 2018

MURPHY OIL CORPORATION 10 www.murphyoilcorp.com NYSE: MUR Increasing Global Oil Supply & Demand • ~$10 Trillion of Investment in Upstream Oil Projects Required to Close the Supply/Demand Gap • US Tight Oil Expected to Deliver 10% of Future Supply Growth • Tight Oil Wells in 2025 Will be Less Productive than Today, Requiring ~20,000 New Wells to Achieve Growth 53 70 80 88 0 20 40 60 80 100 2025 2030 2035 2040 Conventional Tight Oil NGLs Heavy Oil/Bitumen Other 70 MMBOPD New Supply Needed by 2040 in NP Scenario 223 BN Barrels of New Supply Needed Over Whole Period in NP Scenario 0 20 40 60 80 100 120 2015 2020 2025 2030 2035 2040 Conventional Tight Oil NGLs Heavy Oil/Bitumen Other 88 MMBOPD Oil Production with No New Investment (MMBOPD) Supply & Demand Production Gap, IEA New Policies (MMBOPD) Source: IEA World Energy Outlook 2018

MURPHY OIL CORPORATION 11 www.murphyoilcorp.com NYSE: MUR Oil & Natural Gas Vital Part of Long Term Energy Mix Murphy is Well Positioned to Help Supply the World’s Energy Demand for Future Decades • Focusing on Oil - Weighted, High Margin Western Hemisphere Assets With Low Carbon Footprint • Growing North American Onshore Interests • Positioning Significant Natural Gas in Canada > 14 TCF Total Resource • Maintaining Focused Low Cost Exploration Program • Identifying Opportunities to Reduce Emissions Across Portfolio

MURPHY OIL CORPORATION 12 www.murphyoilcorp.com NYSE: MUR COMPANY OVERVIEW & RECENT TRANSFORMATION

MURPHY OIL CORPORATION 13 www.murphyoilcorp.com NYSE: MUR Murphy at a Glance 2018 Proved Reserves 68% 32% Onshore Offshore 816 MMBOE 50% 7% 43% Oil NGL Natural Gas 57% Liquids - Weighted NOTE: Includes 129 MMBOE from Malaysia; Excludes 66 MMBOE from LLOG Acquisition 26% 30% 28% 16% US Onshore Canada Onshore SE Asia 171 MBOEPD 6% NGL 41 % Natural Gas 53% Oil FY 18 Production NOTE: Includes 48 MBOEPD from Malaysia; Excludes 41 MBOEPD from LLOG Acquisition Exploration Office Production

MURPHY OIL CORPORATION 14 www.murphyoilcorp.com NYSE: MUR 2014 Sell - Down 30% Malaysia $2.0 BN 2016 Divested Syncrude $ 730 MM 2016 Divested Montney Midstream $ 412 MM 2017 Divested Heavy Oil $51 MM 2019 Divested Malaysia $2.127 BN Deliberate Transformation 2014 – 2015 Repositioning Portfolio Post - Spin; Streamlining Assets 2016 – 2017 Stabilizing & Rebuilding; Strengthening Balance Sheet Without Issuing Equity 2018 – 2019 Re - Shaping Portfolio; Growing Oil - Weighted Assets Within Cash Flow 2016 Acquired Kaybob Duvernay & Placid Montney $206 MM 2018 Transaction with Petrobras Gulf of Mexico $795 MM 2019 Acquired LLOG $1.375 BN

MURPHY OIL CORPORATION 15 www.murphyoilcorp.com NYSE: MUR Sharpening Focus on Eagle Ford Shale, Gulf of Mexico, Exploration Re - establishing Significant Footprint in Gulf of Mexico – Becoming 5 th Largest Operator Growing Low Cost & Price Advantaged Eagle Ford Shale Asset Continuing New Exploration Program Logic Driving Transformation • Unique Deals Available for Long Term Operators • Limited Competitors & Accretive Prices • Counter - Parties Seeking Strategic Change • Divestiture Unlocked Value in Under - Valued Malaysia Assets • Generating Positive Financial Advantages • Gulf of Mexico, Oil - weighted Assets Provide Immediate Ca sh Flow • Gulf of Mexico Attains Premium Prices • US Assets Have Superior Tax Position

MURPHY OIL CORPORATION 16 www.murphyoilcorp.com NYSE: MUR Transformation Through Strategic Acquisitions & Divestitures Acquired Gulf of Mexico Assets for $2.3 BN • MP Gulf of Mexico: $961 MM (2) • LLOG: $1.375 BN • Supports Shift to Oil - Weighted, Lower Cost Basins • Increases Net Oil Production • Accretive Valuation Metrics • Enables Greater Synergies & Opportunities in the Gulf of Mexico • US Corporate Tax Rate Globally Competitive at 21% • Higher Margins in Higher Price Environment • Generating Free Cash Flow Immediately (2) Cash: $794 MM, 20% Working Interest in MP Gulf of Mexico: $167 MM (1) Subject to Normal Closing Adjustments & Approval by PETRONAS ASSETS ACQUIRED Divested Malaysia Assets for $2.1 BN (1) • Strategic Exit from Malaysia Simplifies Portfolio • Gas - Weighted Production Increasing • Lower Priority Capital Allocation • Monetizing 2P Reserves at Full Value • In Country Profits Subject to 38% Cash Tax Rate • Production Sharing Contact Terms ASSETS DIVESTED

MURPHY OIL CORPORATION 17 www.murphyoilcorp.com NYSE: MUR Unlocking Value With Multiple Transactions Accretive Transactions with Attractive Valuation Metrics (1) Cash: $794 MM, 20% Working Interest in MP Gulf of Mexico: $167 MM $2,127 MM $961 MM $1,375 MM Malaysia Divestiture Gulf of Mexico Acquisitions Divestiture Proceeds ~$2.1 BN ~$2.3 BN MP Gulf of Mexico (1) LLOG Acquisitions Cost Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated Malaysia Divestiture Combined Acquisitions $ / Flowing BOE ~$45k ~$28k $ / BOE Proven Reserves (1P) $16.49 $16.22 $ / BOE Proven and Probable (2P) $11.13 $10.59 2019E Production - Oil % 58% 77% 1P Oil % 39% 82% 2P Oil % 40% 82% Increasing Margins with Oil - Weighted, Gulf of Mexico Production & Reserves 46 - 48 MBOEPD 67 MBOEPD

MURPHY OIL CORPORATION 18 www.murphyoilcorp.com NYSE: MUR Gulf of Mexico Overview Over 50 Years of Successful Operations 81% 5% 14% Oil NGL Natural Gas FY 18 Production 90% 4% 6% Oil NGL Natural Gas 2018 Proved Reserves 21 MBOEPD 114 MMBOE NOTE: Production Includes 1 Month of MP GOM Assets; Excludes 41 MBOEPD from LLOG Acquisition Murphy LLOG Blocks 94 26 Producing Fields 12 7 Developments 1 4 Existing Murphy Assets Acquired Assets GC WR EW KC GB MC DC LU AT LL HE VK DD Front Runner Cascade Medusa Samurai Khaleesi/Mormont Powerball Ourse Kodiak Breton Sound 25 Calliope Otis Neidermeyer Son of Bluto II Nearly Headless Nick Marmalard East Marmalard St. Malo Lucius Habanero Dalmatian Chinook Delta House Key US Gulf of Mexico Assets Post - Transaction

MURPHY OIL CORPORATION 19 www.murphyoilcorp.com NYSE: MUR Revitalizing Gulf of Mexico Assets Delivering Free Cash Flow with Efficient Capital Spending • Generates ~$1.0 BN Annual Average EBITDA Per Year • Requires ~$325 MM of Annual Average Capital Spending • Results in Annual Average Free Cash Flow ~$675 MM • Achieves Average EBITDA/BOE ~$35 WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Includes Medusa, Front Runner, Dalmatian, Habanero & Kodiak (2) Includes All Development Project Capital Murphy Gulf of Mexico 2019E LLOG Murphy Gulf of Mexico 0 10 20 30 40 50 60 70 80 90 2019E Base Production Samurai Development Rig Program Multiple Fields LLOG Development 2023E MBOEPD 85 (42) 11 14 83 15 $35 MM $65 MM $105 MM $120 MM Annual Avg CAPEX ~$325 MM 2019 – 2023 Avg Annual CAPEX 2019 – 2023 Estimated Gulf of Mexico Production (2) (1)

MURPHY OIL CORPORATION 20 www.murphyoilcorp.com NYSE: MUR Exploration Strategy Overview Focused & Meaningful • Four Primary Exploration Growth Areas • 3 to 5 Exploration Wells per Year • ~10% of Capital Budget $100 – $125 MM/Year Reduced Risk • Proven Oil Provinces • Targeting 20 – 50% Working Interest • Strong Partnerships Key Strategic Themes • Consistent US Gulf of Mexico Program • Field Extension & Exploration in Vietnam • Company - Making Potential from Brazil, Mexico & Australia • <$12.00/Barrel Full - Cycle Finding & Development Cost Exploration Core Focus Areas GULF OF MEXICO BRAZIL AUSTRALIA VIETNAM Recent Exploration Success: 4 of 5 Wells

US Gulf of Mexico Exploration



Exploration Strategy
- Proven/Highly Commercial Miocene Trend
- High Value/Short-Cycle Production
- Interest in ~100 Leases in Gulf of Mexico

Near-Term Exploration Inventory
- Hoffe Park #2 (MC 122)
  - Gross Mean Resource Potential 75 MMBOE
  - Murphy 60% – Operator
- Whydah Deep / Leibniz (MC 600/MC 566)
  - Murphy 70% – Operator
  - Gross Mean Resource Potential 100 MMBOE
- Highgarden (GC 895)
  - Murphy 40% – Operator
  - Gross Resource Potential 100+ MMBOE

Acreage & Key Miocene Inventory


LOUISIANA
Hoffe Park
Dalmatian
Blanco Creek (Op)
Medusa
Leibniz (Op)
Whydah Deep (Op)
Guadalupe (Op)
Habanero
Front Runner
Highgarden (Op)
Oso (Op)
Samurai (Op)
Cascade
Chinook
St. Malo
Lucius
Miles
0
50
Recent Discovery
Existing Murphy Leases
Top Exploration Inventory
LLOG Acquired Assets
Near-Term Exploration
Murphy Operated Facility

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 21

Mexico Exploration



Exploration Strategy

- Oil-Prone Salina Basin; Under-Explored Deepwater Province
- Oil & Natural Gas Sector Closed to Foreign Ownership Until 2014

Block 5

- Block 5 the Most Contested Block in Bid Round
- ~110 Gulf of Mexico Blocks
- Murphy 30% – Operator
- 34 Prospects/Leads
- Gross Block Potential; 800 – 2,000+ MMBOE Mean – P10 Unrisked

Cholula Discovery in March 2019

- Oil & Natural Gas Discovery in Upper Miocene; 183' Net Pay
- Validates Block Potential & De-Risks Upper Miocene Play
- 200 MMBOE of Upper Miocene Resources within Tie-Back Distance of Cholula Well
- Additional Exploration Program in 2020


Block29 (Repsol)
~$150MM Bonus
Block28 (Shell)
~$43MM Bonus
Block 5
Contract
Block 7
Zama Discovery

Block 5 Prospects


Alamos
Morelia
TzinTzunTzan
Salvatierra
Orizaba
Candela
Metepec
Calvillo
Mitla
Sayulita
Mazunte
Batopillas
Arteaga
Bat East
Mocorito
Tacambaro
Cosala
Loreto
Viesca
Viesca East
Taxco
Linares
Cristobal
Oceania
Tula
Palazada
Bacalar
Toci
Corzo
Comitan
Zacatlan
Comala
Cholula
Izamal
Miocene
Oligocene
Eocene
Mesozoic
Late Miocene Development Area

* Note: Ophir Selling Block 5 Interest

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 22

MURPHY OIL CORPORATION 23 www.murphyoilcorp.com NYSE: MUR Vietnam Exploration Exploration Strategy • Proven & Prolific Cuu Long Basin • Test New Play Type • Murphy 40% WI – Operator Remaining Block (15 - 1/05) Potential • 250+ MMBOE Remaining Resource Potential • Awaiting Approval of Block 15 - 2 LDT - 1X Discovery • Discovered 318’ of Net Oil Pay in Primary “G” Objective • Discovered 62’ of Net Oil Pay in Secondary “D” Sand • Developed LDV Field Note: Volumes Refer to Gross Mean Resources BLOCK 15 - 1/05 LDV - 4X LDV - 2X LDT - 1X 39 MMBO LDT North 18 MMBOE LDC North 14 MMBOE LDC South 15 MMBOE 5km LDV Field Up To 100 MMBOE First Oil 2021 LDT - 1X LDV Field Additional “G” Prospects LDV - 1X Additional Near - Field Potential in Other Plays LDV South 16 MMBOE LDV - 3X LDH 130 MMBOE

MURPHY OIL CORPORATION 24 www.murphyoilcorp.com NYSE: MUR Brazil Exploration Exploration Strategy • Exposure to One of the World’s Great Oil Provinces • Potential for Legacy Scale Discoveries Low Cost Entry into Sergipe - Alagoas Basin • Proven Basin with 1.6 BBOE Discovered Since 2012 • Murphy Interest in 6 Blocks; 1.1 MM Acres • ~190 US Gulf of Mexico Blocks • Murphy 20% – Non - Op, ExxonMobil 50% – Operator, Enauta 30% – Non - Op • Progressing Interpretation of Newly Acquired 3D Seismic Cumbe 50 MMBOE Moita Bonita 400 MMBOE Poco Verde 80 MMBOE Muriú 320 MMBOE Barra 400 MMBOE 351 428 503 501 Farfan 400 MMBOE 573 430 MUR Block Petrobras Block Discovered Field Field Data Source: IHS

Eagle Ford Shale Overview



Advantages
- Low Cost Entry Into World-Class Shale Play
- Premium Gulf Coast Pricing for Crude Oil
- Predictable Production & Scalable
- Completely De-Risked by Industry
- Annually Delivering Consistent Profitable Production & Reserve Adds
- 875 MMBOE Net Remaining Resource
- History of Reducing Drilling & Completion Costs

Challenge
- High Capital Requirements to Grow Production Limits Significant Free Cash

Future
- Applying Big Data & Predictive Analytics
- Increasing Margins & Decreasing Costs
- 1,900 Remaining Locations Across ~125,000 Net Acres


Rig on Location
Oil
Atascosa
Karnes
Tilden
Dimmit
La Salle
Catarina
Karnes
Condensate
Gas
McMullen
0
10 Miles

FY 18 Production


Oil
NGL
Natural Gas
12%
15%
73%
43.4
MBOEPD

2018 Proved Reserves


15%
15%
70%
284
MMBOE
Oil
NGL
Natural Gas

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 25

MURPHY OIL CORPORATION 26 www.murphyoilcorp.com NYSE: MUR NEW LONG RANGE PLAN

MURPHY OIL CORPORATION 27 www.murphyoilcorp.com NYSE: MUR Long Term Plan For Sources & Uses of Cash Dec 31 2018 Cash Balance MAL Divestiture Proceeds Use of Proceeds Post-Transactions Cash Balance Free Cash Flow Generated Free Cash Flow Used Dec 31 2023 Cash Balance LLOG Acquisition $1.375 BN 2019 Transactions & Use of Proceeds Post - Trans. Beginning Balance CF > CAPEX with Dividend 2019 – 2023 Strategic Plan Share Repurchase Auth. $500 MM ~$1.7 BN Dividends $780 MM Other Uses Cash Proceeds ~$2.1 BN Free Cash Flow ~$2.3 BN $387 MM RCF Payoff $325 MM ~$300 MM Cash to Balance Sheet $1.4 BN $2.2 BN ~$2.1 BN $2.3 BN $2.3 BN *$55/BBL WTI 2019 – 2023

MURPHY OIL CORPORATION 28 www.murphyoilcorp.com NYSE: MUR Long Term Strategy For Cash Flow Generation & Production Growth Providing Solid Five - Year Production Growth • Total Production Compound Annual Growth Rate (CAGR) ~8% • Oil Production CAGR ~12% Balancing Onshore / Offshore Portfolio • Increases US Onshore Production by 15% CAGR Through Organic Growth • Multiple Offshore Development Projects to Maintain High Production Levels Increasing Free Cash Flow • Generates ~$1.4 BN in Free Cash Flow Over 5 Years After Dividends • $1.0 BN Increase in Incremental Free Cash Flow Compared to Pre - Transaction Assets Maintaining Balance Sheet Strength • Targeting Total Average Debt / EBITDAX 1.4x • Targeting Total Average Debt to Cap 32% WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Also Includes Samurai Development (2) NA Offshore includes US Gulf of Mexico & Offshore Canada CAN Onshore CAN Onshore US Onshore US Onshore US Onshore NA Offshore NA Offshore Malaysia Malaysia Other LLOG (+) MP GOM SE Asia 0 50 100 150 200 250 2018A Malaysia Divestiture Gulf of Mexico Acquisitions Organic Growth 2023E MBOEPD 2018A – 2023E Production Growth (1)

MURPHY OIL CORPORATION 29 www.murphyoilcorp.com NYSE: MUR REWARDING SHAREHOLDERS

MURPHY OIL CORPORATION 30 www.murphyoilcorp.com NYSE: MUR Long History of Rewarding Shareholders Source: Bloomberg 0% 5% 10% 15% 20% 25% 30% 35% 40% *2012 Excludes Special Dividend of $2.50/Share Source: Bloomberg MUR Dividend as % of CF from Operations $0 $500 $1,000 $1,500 $2,000 $2,500 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E Value Returned to Shareholders ($MM) Dividends Special Dividends Repurchases Deltic Spin-Off MUSA Spin-Off 0% 5% 10% 15% 20% 25% 30% 35% 40% 2016 2017 2018 Dividend as % of CF from Operations (2016 - 2019E) Dividend Discontinued Note: 2019E is Based on Bloomberg Consensus Estimates Value Returned to Shareholders, $MM (1997 - 2019E) 1/2/97: Deltic Spin - Off Completed 10/16/12: MUSA Spin - Off Announced 8/30/13: MUSA Spin - Off Completed $0 $200 $400 $600 $800 $1,000 $1,200 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E Dividends Special Dividends Repurchases Cash Paid to Shareholders, $MM (1997 - 2019E)

MURPHY OIL CORPORATION 31 www.murphyoilcorp.com NYSE: MUR Summary of Shareholder Support Value Returned to Shareholders • $3.8 BN in Common & Special Dividends since 1997 • $1.375 BN in Share Repurchase, including Announced 2019 Plan • $7.65 BN in Common & Special Dividends + Share Repurchase + Spin - Outs of Deltic Timber & Murphy USA Analysis of Announced Repurchase Plan • Murphy Has Not Issued Equity – Making Repurchase More Powerful for Shareholders • Share Price Under - Valued • Buying Proven Barrels for Less than 2018 F& D Costs of $10.92/BOE • Increases Earnings per Share, Cash Flow per Share • Advantage for Long Term Owners Source: Bloomberg

MURPHY OIL CORPORATION 32 www.murphyoilcorp.com NYSE: MUR SHARE PRICE PERFORMANCE

MURPHY OIL CORPORATION 33 www.murphyoilcorp.com NYSE: MUR Total Shareholder Return Performance 2016 – 2018 7% 21% 23% 30% 31% 37% 38% 39% 39% 39% 40% 46% 47% 50% 68% 71% 113% 0% 20% 40% 60% 80% 100% 120% WLL NBL HES MRO NFX COG APC EOG XEC PXD DVN MUR RRC APA CHK SWN ECA - 53% - 51% - 49% - 48% - 36% - 32% - 30% - 29% - 25% - 16% - 16% - 13% - 12% - 7% - 2% 0% 22% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% RRC SWN WLL CHK APA NFX NBL APC HES XEC DVN PXD MRO MUR ECA EOG COG - 50% - 50% - 41% - 38% - 36% - 30% - 29% - 26% - 22% - 16% - 14% - 6% - 6% - 4% - 2% 5% 6% -60% -50% -40% -30% -20% -10% 0% 10% ECA NFX XEC CHK DVN SWN RRC APA NBL PXD COG MUR EOG MRO APC WLL HES - 24% - 21% - 19% - 17% - 16% - 13% - 12% - 11% - 9% - 1% - 1% 1% 1% 3% 8% 9% 13% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% NFX RRC CHK WLL SWN NBL XEC APA DVN APC HED PXD ECA MRO MUR EOG COG 2016 2017 2018 2016 – 2018 MUR MUR MUR MUR Note: Final TSR calculation based on December average closing stock price, both at beginning & end of performance period, fo r a ll companies.

MURPHY OIL CORPORATION 34 www.murphyoilcorp.com NYSE: MUR Executing Strategy for Share Price Appreciation • Closing of Malaysia Divestiture • Closing of LLOG Acquisition • Continuing Exploration Success • Executing Share Repurchase Authorization • Maintaining Long Term Cash Flow Targets • Exercising Capital Discipline • Remaining Leader in Supporting Shareholders 1,150 1,200 1,250 1,300 1,350 1,400 Jan Jan Feb Mar Mar Apr May May Jun Jul Aug Aug Sep Oct Oct Nov Dec Dec Total U.S. Crude and Petroleum Product Inventory (MMBbl) 2019 2018 2017 5-Year Avg 45.52 42.53 76.41 42.53 65.70 86.29 74.04 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 $85 $90 WTI Brent $US/BBL

MURPHY OIL CORPORATION 35 www.murphyoilcorp.com NYSE: MUR LOWER - CARBON FUTURE

MURPHY OIL CORPORATION 36 www.murphyoilcorp.com NYSE: MUR Comparison of Energy Returns -20% -15% -10% -5% 0% 5% 10% 5 Year 10 Year 15 Year 20 Year Annual Average Returns by Energy Type vs Murphy Companies WTI Murphy Combined E&P Solar Wind Coal Nuclear - 11% - 3% - 16% - 9% 5% - 3% 4% - 1% 5% 3% - 8% 5% 2% 4% 2% 6% 8% 9% - 10% 2% 4% 7% Source: Bloomberg Note: Combined – MUR + DEL(PCH) + MUSA; E&P – XOP ETF; Solar – TAN ETF; Wind – FAN ETF; Coal – KOL ETF; Nuclear – NLR ETF

MURPHY OIL CORPORATION 37 www.murphyoilcorp.com NYSE: MUR Monitoring Renewable Energy • Upstream Oil & Natural Gas Investments Typically Offer Better Returns than Wind & Solar PV • Lower Returns in Renewables also Come with Lower Risk, Similar to Utilities • Global Integrated Companies Adding Natural Gas to Portfolios as Low - Carbon Strategy • Many Have Low - Carbon Spending Targets of 1 – 5% in Capital Budgets which Include Emissions Reduction 0% 5% 10% 15% 20% 25% 30% 35% Equity Returns Solar PV Onshore Wind Offshore Wind Downstream Oil & Gas Upstream Oil and Gas 0% 5% 10% 15% 20% $- $500 $1,000 $1,500 $2,000 $ million Annual Low - Carbon Spending Outlook (2018 – 2020) Expected annual spend (left axis) Share of Corporate Spending (right axis) Source: Wood Mackenzie Power & Renewables Source: IHS Markit

MURPHY OIL CORPORATION 38 www.murphyoilcorp.com NYSE: MUR Preparing for Lower - Carbon Future Engaging with Consultancies, Researchers, Industry Groups & Policy Experts Current Plans • Changing Portfolio Significantly to a Lower Carbon Footprint • Reducing Portfolio Emissions by Continuously Reviewing Operating Practices • Forecasting Emissions Under Various Growth Scenarios • Setting Effective Goals & Quantifying Action Plans for All Business Units • Exploring Emerging Technologies for New Projects Under Development Long Term Plans • Commercializing Abundant Natural Gas Resource in Existing Portfolio in Canada • Continuing to Monitor Renewables Space for Disruptive Breakthroughs • Remaining Engaged with Experts to Identify Signposts that Could Significantly Alter Current Strategy

MURPHY OIL CORPORATION 39 www.murphyoilcorp.com NYSE: MUR Positioning Company for Long Term Value Creation Continuing the Legacy of Rewarding Shareholders Spending Within Our Means & Maintaining Strong Free Cash Flow Yield Enhancing Financial Flexibility & Strengthening Balance Sheet Simplifying Portfolio With Strategic Exit From Malaysia Focusing on Oil - Weighted, High Margin Western Hemisphere Assets Maintaining Exploration Optionality Upside Preparing for Lower - Carbon Future

MURPHY OIL CORPORATION 40 www.murphyoilcorp.com NYSE: MUR Purpose • We Believe in Providing Energy that Empowers People Mission • We Challenge the Norm, Tap into Our Strong Legacy & Use Our Foresight & Financial Discipline to Deliver Inspired Energy Solutions Vision • We See a Future Where We are an Industry Leader Who is Positively Impacting Lives for the Next 100 Years & Beyond Values & Behaviors • Do Right Always • Think Beyond Possible • Stay With It Murphy Purpose, Mission, Vision & Values

MURPHY OIL CORPORATION 41 www.murphyoilcorp.com NYSE: MUR SUPPLEMENTAL MATERIAL FOR ANNUAL MEETING OF STOCKHOLDERS EL DORADO, ARKANSAS MAY 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER

Cautionary Statement

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked P_{MEAN} resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website.

Forward-Looking Statements – This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: our ability to complete the previously announced acquisition of the Gulf of Mexico assets or the Malaysia divestiture due to the failure to obtain regulatory approvals, the failure of the respective counterparties to perform their obligations under the relevant transaction agreements, the failure to satisfy all closing conditions, or otherwise, increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; natural hazards impacting our operations; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures – This presentation refers to certain forward looking non-GAAP measures such as future “Free Cash Flow” and future “EBITDA”. Definitions of these measures are included in the appendix.

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 42

MURPHY OIL CORPORATION 43 www.murphyoilcorp.com NYSE: MUR Agenda Finance Offshore Onshore LRP Net Asset Value Review 04 COMPANY UPDATE 01 PORTFOLIO TRANSFORMATION 02 PORTFOLIO REVIEW 03 EXPLORATION REVIEW LOOKING AHEAD 05

MURPHY OIL CORPORATION 44 www.murphyoilcorp.com NYSE: MUR ONSHORE COMPANY UPDATE

Accomplishing Our Strategic Objectives in 2018

Develop **DIFFERENTIATED PERSPECTIVES** In Underexplored Basins & Plays	✓ Drilled Successful Samurai Well Increasing Resources ✓ Executed Successful Deep Water Offshore Projects
Continue to be a **PREFERRED PARTNER** to NOCs & Regional Independents	✓ Executed Gulf of Mexico MP GOM Transaction ✓ Negotiated Higher Working Interest with PetroVietnam
BALANCE our Offshore Business by Acquiring & Developing Advantaged Unconventional NA Onshore Plays	✓ Increased Oil-Weighted Production Mix ✓ Over 50% Onshore Oil-Weighted Locations Break-Even < $40/BBL ✓ Increased Kaybob Duvernay Production Over 140% Y-O-Y
DEVELOP & PRODUCE Fields in a Safe, Responsible, Timely & Cost Effective Manner	✓ Outstanding Safety Track Record ✓ Achieved Onshore Operating Cost per Barrel of $6.50 ✓ Grew Gulf of Mexico Production & Reserves ✓ Achieved Synergies Through Acquisitions
ACHIEVE & MAINTAIN a Sustainable, Diverse & Price Advantaged Oil-Weighted Portfolio	✓ Increased Proved Reserves by 17% to 816 MMBOE ✓ Increased Proved Oil Reserves by 24% ✓ Achieved 166% Organic Reserve Replacement with $10.92 F&D per BOE

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 45

MURPHY OIL CORPORATION 46 www.murphyoilcorp.com NYSE: MUR Increasing Financial Strength (500) (250) 0 250 500 750 2015 2016 2017 2018 $ Millions (500) (250) 0 250 500 2015 2016 2017 2018 $ Millions - 1.0 2.0 3.0 4.0 0 500 1,000 1,500 2,000 2015 2016 2017 2018 Debt / EBITDA $ Millions EBITDA Debt / EBITDA Increasing Operating Income Increasing Net Income Increasing EBITDA & Reducing Debt / EBITDA NOTE: 2015 Includes Impairment Charges of $2.5 BN NOTE: Net Income Adjusted for Impact of Tax Cuts & Jobs Act (2018: $120MM Credit; 2017: $274 MM Charge) 10.0 15.0 20.0 25.0 2013 2014 2015 2016 2017 2018 $ / BOE Decreasing Controllable Costs (3200) (2300) NOTE: Controllable Costs Defined as Lease Operating Expenses + Selling & General Expenses

MURPHY OIL CORPORATION 47 www.murphyoilcorp.com NYSE: MUR $0 $5 $10 $15 $20 $25 $30 2014 2015 2016 2017 2018 $/BOE Growing Reserves & Lowering F&D Costs in 2018 Lowering 3 - Year Average F&D Costs • Organic Reserves Replacement 166% (Pre - Transaction) • Total Reserves Replacement 287% With Petrobras Transaction • 3 Year Cumulative F&D Costs of $10.62/BOE • Reserve Life Index of Over 10 Years NOTE: Includes 129 MMBOE from Malaysia; Excludes 66 MMBOE from LLOG Acquisition NOTE: Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Noncontrolling Interest, Unless Otherwise Stat ed 68% 32% Onshore Offshore 50% 7% 43% Oil NGL Natural Gas 2018 Proved Reserves 816 MMBOE 57% Liquids - Weighted 0 200 400 600 800 1,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 MMBOE Offshore Onshore 2008 – 2018 Proved Oil Reserves

MURPHY OIL CORPORATION 48 www.murphyoilcorp.com NYSE: MUR -5% 0% 5% x Denotes Equity Issued in 2016 Source: Bloomberg, as of Dec 31, 2018 Note: Adjusted CFO = Cash Flow from Operations Before Changes in Non - Cash Working Capital History of Benefitting Shareholders 0% 1% 2% 3% 4% MUR Source: FactSet, Close Price as of May 6, 2019 Peer Group: APA, APC, CHK, COG, CNX, DVN, ECA, HES, MRO, MTDR, NBL, NFX, RRC, SM, SWN, WLL, XEC 0% 10% 20% 30% 40% 50% 60% x x x x Dividend + Buyback Payout % of Adj CFO, 2015 – 2018 Current Dividend Yield % MUR MUR Peer Free Cash Flow Yield 2018 • Returned $4.3 BN to Shareholders, Since 1961 • Returned > $2.5 BN to Shareholders in Last 10 Years • $1.125 BN in Share Repurchases, 2013 – 2018 • Representing > 10% of Total Shares • Sustained High Dividend Yield Source: Bloomberg, Close Price as of Dec 31, 2018 Peer Group: APA, APC, CHK, COG, CNX, DVN, ECA, HES, MRO, MTDR, NBL, NFX, RRC, SM, SWN, WLL, XEC FCF Yield = Cashflow from Operations Less Property Additions & Dry Hole Costs Divided by Market Cap. < - 5% x x x x x x

MURPHY OIL CORPORATION 49 www.murphyoilcorp.com NYSE: MUR Safety & Environment Performance HSE Highlights • Continuous Improvement Reducing Oil Spill Events • Gulf of Mexico Spill - Free Since Start of Tracking • Exiting High Green House Gas (GHG) Intensity Assets • Incorporating Emissions Forecasting into Long Term Planning & Strategy • Issued Inaugural Sustainability Report 0.00 0.20 0.40 0.60 0.80 1.00 1.20 MUR Total Incident Recordable Rate per 200,000 wk - hrs 2018 Peer Safety Performance Peers: APC, DVN, ECA, EOG, HES, MRO, NBL, NFX, PXD, SWN, WLL 0 10,000 20,000 30,000 40,000 50,000 0 1 2 3 4 5 2014 2015 2016 2017 2018e 2018e* GHG Intensity, Metric Tons CO2e/MMBOE GHG Emissions, Million Metric Tons CO2e US Onshore US Offshore Canada Malaysia Intensity (Right Axis) GHG Emissions *Includes LLOG + PAI; excludes Malaysia

MURPHY OIL CORPORATION 50 www.murphyoilcorp.com NYSE: MUR ONSHORE PORTFOLIO TRANSFORMATION

Transformation Through Strategic Acquisitions & Divestitures

Divested Malaysia Assets For $2.1 BN[1]

- Strategic Exit from Malaysia Simplifies Portfolio
- Gas-Weighted Production Increasing to ~50% by 2020, Resulting in Decreasing Cash Flow Margins
- Lower Priority Capital Allocation
- Monetizing 2P Reserves at Full Value
- In Country Profits Subject to 38% Cash Tax Rate
- Production Sharing Contact Terms Limit Upside in Higher Price Environment

Acquired Gulf of Mexico Assets for $2.3 BN

- MP GOM: $961 MM[2] LLOG: $1.375 BN

- Supports Portfolio Shift to Oil-Weighted, Lower Cost Western Hemisphere Basins & Increases Net Oil Production
- ~$675 MM Average per Year of Gulf of Mexico Free Cash Flow from 2019 – 2023
- Accretive Valuation Metrics
- US Corporate Tax Rate Globally Competitive at 21%; Advantaged Net Operating Loss Position in US
- Higher Margins in Higher Price Environment

Accretive Transactions with Attractive Valuation Metrics

	Malaysia Divestiture	Combined Acquisitions
$ / Flowing BOE	~$45k	~$28k
$ / BOE Proven Reserves (1P)	$16.49	$16.22
$ / BOE Proven and Probable (2P)	$11.13	$10.59
2019E Production - Oil %	58%	77%
1P Oil %	39%	82%
2P Oil %	40%	82%

(1) Subject to Normal Closing Adjustments and Approval by PETRONAS

(2) Cash: $794 MM, 20% Working Interest in MP GOM: $167 MM

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 51

MURPHY OIL CORPORATION 52 www.murphyoilcorp.com NYSE: MUR ONSHORE PORTFOLIO REVIEW

MURPHY OIL CORPORATION 53 www.murphyoilcorp.com NYSE: MUR Murphy’s Revitalized Gulf of Mexico Assets Delivering Free Cash Flow with Efficient Capital Spending • Provides Annualized Average Production of ~85 MBOEPD • Generates ~$1.0 BN Annual Average EBITDA Per Year • Requires ~$325 MM of Annual Average CAPEX • Results in Annual Average Free Cash Flow ~$675 MM • Average EBITDA/BOE ~$35 WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Includes Medusa, Front Runner, Dalmatian, Habanero, and Kodiak (2) Includes All Development Project Capital Murphy Gulf of Mexico 2019E LLOG Murphy Gulf of Mexico 0 10 20 30 40 50 60 70 80 90 2019E Base Production Samurai Development Rig Program Multiple Fields LLOG Development 2023E MBOEPD 85 (42) 11 14 83 15 $35 MM $65 MM $105 MM $120 MM Annual Avg CAPEX ~$325 MM 2019 – 2023 Avg Annual CAPEX 2019 – 2023 Estimated Gulf of Mexico Production (2) (1)

Increasing Low Break-Even Locations for High Return Growth

Kaybob Duvernay
- ~140,000 Net Acres
- 27 Wells Online FY 2018
- Drilled Longest Lateral to Date 11,476 ft (16-14D)
- All Remaining Locations with Break-Even of < $45/BBL

Tupper Montney
- ~100,000 Net Acres
- 5 Wells Online FY 2018
- Aggressive Hedging & Price Diversity Program
- 14 TCF Net Resource
- Leading Low-Cost Operator

Eagle Ford Shale
- ~60% of Remaining Locations with Break-Even of < $45/BBL


Tupper Montney
1,400+ Remaining Locations
Kaybob Duvernay
715+ Remaining Locations
Eagle Ford Shale
1,800+ Remaining Locations

*Remaining Locations As of December 31, 2018

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 54

MURPHY OIL CORPORATION 55 www.murphyoilcorp.com NYSE: MUR Operated Well Delivery – 49 Wells Online FY 18 • ~125,000 Net Acres, > 900 Wells Online • >1,800 Remaining Locations • Premium LLS Pricing Improved Drilling & Completion Performance • 2018 Drilling Cost per Foot $122 – 60% Lower than 2011 • 2018 Completion $/CLAT $551 – 13% Decrease Y - O - Y • Increased ROP 2.5x Since 2011 Generated 2018 Free Cash Flow of ~$186 MM Producing Consistent Results in the Eagle Ford Shale 2011 – 2018 Drilling Performance 73% 15% 12% Oil NGL Natural Gas FY 18 Production 70% 15% 15% Oil NGL Natural Gas 2018 Proved Reserves 43.4 MBOEPD 284 MMBOE 100 125 150 175 0 500 1,000 1,500 2,000 2,500 2014 2015 2016 2017 2018 YTD Cost per ft US$/ft ROP ft/day ROP (ft/day) Drilling Cost ($ MM) 2018

MURPHY OIL CORPORATION 56 www.murphyoilcorp.com NYSE: MUR EXPLORATION REVIEW

MURPHY OIL CORPORATION 57 www.murphyoilcorp.com NYSE: MUR Exploration Strategy Overview Focused & Meaningful • Four Primary Exploration Growth Areas • 3 to 5 Exploration Wells per Year • ~10% of Capital Budget $100 – $125 MM/Year Reduced Risk • Proven Oil Provinces • Targeting 20 – 50% Working Interest • Strong Partnerships Key Strategic Themes • Consistent US Gulf of Mexico Program • Field Extension & Exploration in Vietnam • Company - Making Potential from Brazil, Mexico & Australia • <$12.00/Barrel Full - Cycle Finding & Development Cost Exploration Core Focus Areas GULF OF MEXICO BRAZIL AUSTRALIA VIETNAM Recent Exploration Success: 4 of 5 Wells

MURPHY OIL CORPORATION 58 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

MURPHY OIL CORPORATION 59 www.murphyoilcorp.com NYSE: MUR Long - Term Strategy For Cash Flow Generation & Production Growth Providing Solid Five - Year Production Growth • Total Production CAGR ~8% • Oil Production CAGR ~12% Balancing Onshore / Offshore Portfolio • Increases US Onshore Production by 15% CAGR Through Organic Growth • Multiple Offshore Development Projects to Maintain High Production Levels Increasing Free Cash Flow • Generates ~$1.4 BN in Free Cash Flow Over 5 Years After Dividends • $1BN Increase in Incremental FCF Compared to Pre - Transaction Assets WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Also Includes Samurai Development (2) NA Offshore includes US Gulf of Mexico and Offshore Canada CAN Onshore CAN Onshore US Onshore US Onshore US Onshore NA Offshore NA Offshore Malaysia Malaysia Other LLOG (+) MP GOM SE Asia 0 50 100 150 200 250 2018A Malaysia Divestiture Gulf of Mexico Acquisitions Organic Growth 2023E MBOEPD 2018A – 2023E Production Growth (1)

MURPHY OIL CORPORATION 60 www.murphyoilcorp.com NYSE: MUR Executing Our Strategy for Future Value Creation Generating Free Cash Flow with a Competitive Dividend Yield Transforming Company Drives Further Profitable Oil - Weighted Growth Focusing on Strategic Exploration Allocating Capital to High Margin Oil - Weighted Assets Focusing on Shareholder Priorities Positioning Company for Long - Term Value Creation

MURPHY OIL CORPORATION 61 www.murphyoilcorp.com NYSE: MUR APPENDIX

MURPHY OIL CORPORATION 62 www.murphyoilcorp.com NYSE: MUR Non - GAAP Financial Measure Definitions & Reconciliations The following Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934 , as amended . This information is historical in nature . Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations .

MURPHY OIL CORPORATION 63 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation FREE CASH FLOW Murphy defines Free C ash F low as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) reduc ed by capital expenditures and investments. Free C ash Flow is used by management to evaluate the company’s ability to internally fund acquisitions, exploration and development an d evaluate trends between periods and relative to its industry competitors. Free Cash Flow , as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be consider ed in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAA P). Free Cash Flow should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Twelve Months Ended – December 31, 2018 Net cash provided from continuing operations activities (GAAP) $1,219.4 Property additions and dry hole costs (1,102.8) Free cash flow (Non - GAAP) 116.6 Common shares outstanding 173,059 Free cash flow per share $0.67 Market price per share $23.39 1 Free cash flow yield 3% 1 MUR Close Price as of December 31, 2018

Non-GAAP Reconciliation

ADJUSTED CASH FLOW FROM OPERATIONS

Murphy defines Adjusted Cash Flow from Operations (CFFO) as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) before net increase/decrease in noncash operating working capital.

Adjusted Cash Flow from Operations is used by management to evaluate the company's ability to generate cash that could be returned to shareholders or to fund acquisitions, exploration and development.

Adjusted Cash Flow from Operations, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted Cash Flow from Operations should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	**2015**	**2016**	**2017**	**2018**	**2015 - 2018**
Cash dividends paid (GAAP)	$245.0	206.6	172.6	173.0	797.2
Purchase of treasury stock (GAAP)	250.0	-	-	-	250.0
	495.0	**206.6**	**172.6**	**173.0**	**1,047.2**
Net cash provided from continuing operations activities (GAAP)	1,183.4	600.8	1,128.1	1,219.4	4,131.7
Net increase (decrease) in noncash operating working capital (GAAP)	(35.1)	38.7	(136.4)	169.8	37.0
Adjusted CFFO (Non-GAAP)	**$1,148.3**	**639.5**	**991.7**	**1,389.2**	**4,168.7**
Dividend and Buyback as % of Adjusted CFFO	**43%**	**32%**	**17%**	**12%**	**25%**

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 64

Non-GAAP Reconciliation

EBITDA

Murphy defines EBITDA as income from continuing operations attributable to Murphy [1] before interest, taxes, depreciation and amortization (DD&A).

Management believes that EBITDA provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders.

EBITDA as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA has certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	2018	2017	2016	2015	2014	2013
Net Income(Loss)from continuing operations	414.62	(310.94)	(273.94)	(2,255.77)	1,024.97	888.14
Provision for Income Taxes	9.33	382.74	(219.17)	(1,026.49)	227.30	584.55
Depreciation, depletion and amortization	966.91	957.72	1,054.08	1,619.82	1,906.25	1,553.39
Impairments of assets	20.00	-	95.09	2,493.16	51.30	21.59
Interest expense, net	181.60	181.78	148.17	117.38	115.82	71.90
EBITDA (Non-GAAP)	**1,592.5**	**1,211.3**	**804.2**	**948.1**	**3,325.6**	**3,119.6**

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 65

MURPHY OIL CORPORATION 66 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation Debt / EBITDA Murphy defines Debt over EBITDA as Long - term debt plus Current maturities of long - term debt divided by EBITDA . Management believes this is useful for assessing Murphy's financial condition and balance sheet strength . Debt / Capital Employed Murphy defines Debt divided by Capital Employed as Long - term debt plus Current maturities of long - term debt divided by Long - term debt plus current maturities of long - term deb plus Murphy Shareholders' Equity . Management believes this is useful for assessing Murphy's financial balance sheet condition . $ Millions 2018 2017 2016 2015 Long - term Debt 3,227.1 2,916.4 2,442.8 3,040.6 Current Maturities Of Long - term Debt 10.6 9.9 569.8 18.9 Total Debt 3,237.7 2,926.3 3,012.6 3,059.5 Debt/EBITDA 2.0 2.4 3.7 3.2 $ Millions 2018 2017 2016 2015 Total Debt 3,237.7 2,926.3 3,012.6 3,059.5 Murphy Shareholders’ Equity 5,306.7 4,916.7 4,620.2 4,829.3 Capital Employed 8,366.2 7,929.3 7,546.5 8,067.0 Debt/Capital Employed 40.1% 38.8% 38.0% 36.6%

MURPHY OIL CORPORATION 67 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation Controllable Costs Murphy defines Controllable costs per produced BOE as Lease operating expenses plus Selling & general expenses divided by produced barrels of oil equivalent in the period . Management believes this is useful for assessing Murphy's ability to manage costs . $ Millions 2018 2017 2016 2015 2014 2013 Lease Operating Expenses 558.9 468.3 559.4 832.3 1,089.9 1,252.9 Selling & General Expenses 216.0 203.6 246.3 306.7 364.0 379.0 Controllable Costs 774.9 671.9 805.7 1,139.0 1,453.9 1,631.9 Produced Volumes – Thousands of BOE 62,844 59,691 64,114 75,885 82,480 75,087 Controllable Costs Per Produced BOE - $ 12.33 11.26 12.57 15.01 17.63 21.73

MURPHY OIL CORPORATION 68 www.murphyoilcorp.com NYSE: MUR Abbreviations BBL: barrels (equal to 42 US gallons) BCF: billions of cubic feet BCFE: billion cubic feet equivalent BN: billions BOE: barrels of oil equivalent (1 barrel of oil or 6000 cubic feet of natural gas) BOEPD: barrels of oil equivalent per day BOPD: barrels of oil per day CAGR: compound annual growth rate D&C: drilling & completion DD&A: depreciation, depletion & amortization EBITDA: income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses MMCF: millions of cubic feet MMCFD: millions of cubic feet per day MMCFEPD: million cubic feet equivalent per day MMSTB: million stock barrels MCO: Malaysia Crude Official Selling Price, differential to average monthly calendar price of Platts Dated Brent for delivery month NA: North America NGL: natural gas liquid Production Expense: lease operating expense including severance & ad valorem ROR: rate of return R/P: ratio of reserves to annual production TCF: trillion cubic feet TCPL: TransCanada Pipeline TOC: total organic content WI: working interest WTI: West Texas Intermediate (a grade of crude oil) EFS: Eagle Ford Shale EUR: estimated ultimate recovery F&D: finding & development FLNG: floating liquefied natural gas G&A: general and administrative expenses GOM: Gulf of Mexico HCPV: hydrocarbon pore volume JV: joint venture LOE: lease operating expense LLS: Light Louisiana Sweet (a grade of crude oil, includes pricing for GOM and EFS) LNG: liquefied natural gas MBOE: thousands barrels of oil equivalent MBOEPD: thousands of barrels of oil equivalent per day MCF: thousands of cubic feet MCFD: thousands cubic feet per day MM: millions MMBOE: millions of barrels of oil equivalent

MURPHY OIL CORPORATION 69 www.murphyoilcorp.com NYSE: MUR ANNUAL MEETING OF STOCKHOLDERS & SUPPLEMENTAL MATERIAL EL DORADO, ARKANSAS MAY 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER